UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

Devine Entertainment Corporation

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-51168	Not Applicable
(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

Suite 504, 2 Berkeley Street
Toronto, Ontario, Canada	M5A 2W3
(Address of principal executive offices)	(Postal Code)

(416) 364-2282

Registrant's telephone number, including area code

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 – News Release dated June 10, 2010

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Devine Entertainment Corporation

Date: June 10, 2010

	By:	/s/ Richard Mozer
		Name:	Richard Mozer
		Title:	Chief Financial Officer